Exhibit 99.1

Sonus Networks Reports 2004 Fourth Quarter and Annual Financial Results;
       2004 Revenues Grow 83% Year Over Year, 2004 EPS of $0.10

    CHELMSFORD, Mass.--(BUSINESS WIRE)--March 15, 2005--Sonus Networks (Nasdaq:SONS), a leading supplier of service provider voice over IP
(VoIP) infrastructure solutions, today reported its financial results for its fourth quarter and fiscal year ended December 31, 2004.
    Revenues for the fourth quarter of fiscal 2004 were $45.1 million compared with $46.4 million in the same period last year, a decrease of 3%. Net income for the fourth quarter of fiscal 2004 was $6.3 million or $0.02 per diluted share, compared with net income for the fourth quarter of fiscal 2003 of $6.9 million, or $0.03 per diluted share.
    Revenues for fiscal year 2004 were $170.7 million compared with $93.2 million for fiscal year 2003, an increase of 83%. Net income for fiscal year 2004 was $24.5 million, or $0.10 per diluted share, compared with a net loss for fiscal year 2003 of $15.1 million, or $0.07 per diluted share.
    "Our 2004 financial results represent record performance by our team around the world. Revenue grew 83%, we were profitable on an annual basis, and we generated positive cash flow," said Hassan Ahmed, chairman and CEO, Sonus Networks. "As we continue to focus on growing the company, we are equally focused on improving our financial controls and infrastructure. We are pleased to have timely filed our Form 10-K for 2004 and to have completed the assessment of internal control over financial reporting under the new Sarbanes-Oxley 404 requirements."

    Fourth Quarter 2004 Summary

    Further broadening its customer base in the fourth quarter, Sonus announced that NetVision, Israel's largest Internet Service Provider, is deploying Sonus infrastructure to build a new network for global inter-connect. Additionally, Sonus announced that Interoute, owner and operator of one of Europe's most advanced telecommunications networks, is expanding its Sonus platform to meet growing demand for its successful Virtual Voice Network (VVN).
    Collaborating with the National Communications System (NCS), an agency of the Department of Homeland Security, Sonus demonstrated critical emergency services features for the Government Emergency Telecommunications Service (GETS) at the Global MSF Interoperability
(GMI) 2004 event. In support of the NCS participation at GMI 2004, Sonus developed a critical software application that enables priority routing of emergency calls via the use of the Session Initiation Protocol (SIP) Resource Priority Header (RPH).
    During the quarter, Sonus continued to build its sales presence around the world. In October, Sonus expanded its direct sales operations in its Europe, Middle East and Africa (EMEA) region to support its increasing business focus in the region. Sonus also launched a new channel partnership with Marconi Corporation plc. In addition, Sonus continued to invest in sales by developing its presence in Asia Pacific, including a partnership agreement with Putian Capitel Group, a subsidiary of China Putian Corporation. Under the agreement, Putian Capitel will resell the full range of Sonus' VoIP infrastructure solutions, as well as provide support and consultation to customers in China. These investments reflect the momentum in the market as service providers globally look to deploy new VoIP services in both the core of the network and at the access edge.
    In December, leading industry research firms issued quarterly reports showing that Sonus continued its leadership in the carrier-class packet voice equipment market. Dell'Oro Group, Infonetics Research, In-Stat/MDR and Synergy Research Group all named Sonus as the market share leader in several segments of the carrier voice over IP (VoIP) equipment market, according to quarterly market share reports for Q3 2004.
    "2004 will be remembered as the year that VoIP became a mainstream technology, with many of the world's largest carriers announcing plans to deliver VoIP services. In 2005, we are confident in our ability to grow through innovation and our ability to deliver value to our customers. Sonus has taken a leading role in driving the adoption of VoIP technology and is well positioned to continue to lead the market," concluded Ahmed.

    Sarbanes-Oxley Update

    In connection with the company's 2004 year-end financial statements review, the company has tested its internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. Company management has concluded that it had material weaknesses in its internal controls as of December 31, 2004. The company's independent auditors have issued an audit report wherein they concur with management's assessment that the company's internal control over financial reporting was not effective as of December 31, 2004. The reports of management and of the company's independent auditors are included in the company's Annual Report on Form 10-K.

    Conference Call and Webcast Information

    Sonus Networks will host a conference call Tuesday, March 15, 2005, beginning at 8:00 a.m. Eastern time. To listen via telephone, the dial-in number is (800) 633-8680 or (212) 231-6032. Sonus will also host a live webcast of the conference call. To access the webcast, visit www.sonusnet.com, Corporate, Investor Relations. A telephone playback of the call will be available following the conference and can be accessed by calling (800) 633-8284 or (402) 977-9140. The reservation number for the replay is 21235464. The telephone playback will be available through Monday, March 28, 2005. The webcast will also be available on the Sonus Networks Investor Relations site through Wednesday, March 15, 2006. To access the replay of the webcast, visit www.sonusnet.com, Corporate, Investor Relations.

    About Sonus Networks

    Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its Open Services Architecture (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking and tandem switching, residential and business access, network border switching and enhanced services. Sonus' voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Chelmsford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Risk Factors" section of Sonus' Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include among others: the impact of material weaknesses in our disclosure controls and procedures and our internal control over financial reporting on our ability to report our financial results timely and accurately; the unpredictability of our quarterly financial results; risks associated with our international expansion and growth; consolidation in the telecommunications industry; risks associated with the investigation of the company by the SEC; and potential costs resulting from pending securities litigation against the company. Any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks. Open Services Architecture, GSX9000, Insignus and Sonus Insight are trademarks of Sonus Networks. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)

                                           Three     Three     Three
                                           Months    Months    Months
                                           Ended     Ended     Ended
                                          Dec. 31, Sept. 30,  Dec. 31,
                                           2004       2004      2003
                                         --------- --------- ---------
Revenues                                 $ 45,083  $ 46,762  $ 46,384
Cost of revenues                           13,757    10,469    17,295
                                          --------  --------  --------
Gross profit                               31,326    36,293    29,089
                                          --------  --------  --------
Gross profit %                               69.5%     77.6%     62.7%
Operating expenses:
 Research and development                   9,348     8,975     7,945
 Sales and marketing                        8,935    10,539     6,990
 General and administrative                 7,385     6,638     6,338
 Stock-based compensation                      65        91       802
 Amort. of goodwill and purchased
 intangible assets                            601       601       602
                                          --------  --------  --------

          Total operating expenses         26,334    26,844    22,677
                                          --------  --------  --------

Income from operations                      4,992     9,449     6,412
                                          --------  --------  --------
Interest expense                             (119)     (117)     (204)
Interest income                             1,477     1,150       897
                                          --------  --------  --------

Income before provision for
 income taxes                               6,350    10,482     7,105
                                          --------  --------  --------
Provision for income taxes                     89       214       204
                                          --------  --------  --------
Net income                               $  6,261  $ 10,268  $  6,901
                                          ========  ========  ========
 Net income per share:
          Basic                          $   0.03  $   0.04  $   0.03
          Diluted                        $   0.02  $   0.04  $   0.03
Shares used in computation:
          Basic                           247,134   246,198   242,983
          Diluted                         256,443   251,707   258,607


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)

                                                     Year       Year
                                                     Ended      Ended
                                                    Dec. 31,  Dec. 31,
                                                      2004      2003
                                                   --------- ---------
Revenues                                           $170,738  $ 93,210
Cost of revenues                                     50,567    37,909
                                                    --------  --------
Gross profit                                        120,171    55,301
                                                    --------  --------
Gross profit %                                         70.4%     59.3%
Operating expenses:
 Research and development                            36,174    32,190
 Sales and marketing                                 34,969    23,169
 General and administrative                          24,595    10,475
 Stock-based compensation                               671     3,418
 Amort. of goodwill and purchased intangible
  assets                                              2,402     2,408
                                                    --------  --------

          Total operating expenses                   98,811    71,660
                                                    --------  --------

Income (loss) from operations                        21,360   (16,359)
                                                    --------  --------
Interest expense                                       (479)     (610)
Interest income                                       4,283     2,135
                                                    --------  --------

Income (loss) before provision for income taxes      25,164   (14,834)
                                                    --------  --------
Provision for income taxes                              687       302
                                                    --------  --------
Net income (loss)                                  $ 24,477  $(15,136)
                                                    ========  ========
 Net income (loss) per share:
          Basic                                    $   0.10  $  (0.07)
          Diluted                                  $   0.10  $  (0.07)
Shares used in computation:
          Basic                                     245,830   220,696
          Diluted                                   253,816   220,696


                         SONUS NETWORKS, INC.
                Condensed Consolidated Balance Sheets
                            (In thousands)

                                                Dec. 31,    Dec. 31,
                                                   2004        2003
                                               ----------- -----------
                    Assets
Current assets:
     Cash, cash equivalents and marketable
      securities                               $  292,076  $  305,392
     Accounts receivable, net                      32,486      23,754
     Inventory, net                                28,346      13,739
     Other current assets                          10,891       6,935
                                                ----------  ----------
         Total current assets                     363,799     349,820
                                                ----------  ----------
Property and equipment, net                         8,217       5,009
Purchased intangible assets, net                        -       2,402
Long-term marketable securities                    21,029           -
Other assets                                          783       1,193
                                                ----------  ----------

                                               $  393,828  $  358,424
                                                ==========  ==========

     Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses     $   26,894  $   25,413
     Accrued restructuring expenses                   186         565
     Current portion of deferred revenue           65,105      62,698
     Current portion of long-term liabilities          30         182
                                                ----------  ----------
          Total current liabilities                92,215      88,858
                                                ----------  ----------
Long-term deferred revenue, less current
 portion                                           25,960      24,302
Long-term liabilities, less current portion           613         829
Convertible subordinated note                      10,000      10,000
Stockholders' equity:
     Common stock                                     250         247
     Capital in excess of par value             1,049,142   1,043,581
     Accumulated deficit                         (784,085)   (808,562)
     Deferred compensation                              -        (564)
     Treasury stock                                  (267)       (267)
                                                ----------  ----------
          Total stockholders' equity              265,040     234,435
                                                ----------  ----------

                                               $  393,828  $  358,424
                                                ==========  ==========


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Cash Flows
                            (In thousands)

                                         Three     Three       Three
                                         Months    Months      Months
                                         Ended     Ended       Ended
                                        Dec. 31,  Sept. 30,   Dec.31,
                                          2004      2004       2003
Cash flows from operating activities:
   Net income                           $  6,261  $ 10,268  $   6,901
Adjustments to reconcile net income to
 net cash used in operating activities:
   Depreciation                            1,617     1,276      2,065
   Tax benefit from stock options
    exercised                                 67         -          -
   Stock-based compensation                   65        91        802
   Amortization of purchased intangible
    assets                                   601       601        602
Changes in current assets and
 liabilities
   Accounts receivable                     2,916    (3,492)   (15,418)
   Inventory                                (780)   (7,365)     2,683
   Other current assets                    1,970     1,698        552
   Accounts payable                       (2,445)    2,473        339
   Accrued expenses                           38    (3,950)     4,370
   Deferred revenue                        3,076    (5,017)     1,837
                                         --------  --------  ---------
Net cash provided by (used in)
 operating activities                     13,386    (3,417)     4,733
                                         --------  --------  ---------

Cash flows from investing activities:
Purchase of property and equipment        (2,696)   (2,015)      (141)
Purchases of marketable securities, net   (8,118)   (5,649)  (125,802)
Other assets                                 (20)      102       (894)
                                         --------  --------  ---------
Net cash used in
 investing activities                    (10,834)   (7,562)  (126,837)
                                         --------  --------  ---------

Cash flows from financing activities:
Net proceeds from sale of common stock
 to public                                     -         -         63
Sales of common stock in connection
 with employee stock purchase plan             -       925          -
Proceeds from exercise of stock options    2,565       704      2,792
Payments of long-term liabilities            (31)      (40)    (2,095)
                                         --------  --------  ---------
Net cash provided by
 financing activities                      2,534     1,589        760
                                         --------  --------  ---------

Net increase (decrease) in cash and
 cash equivalents                          5,086    (9,390)  (121,344)
                                         --------  --------  ---------
Cash and cash equivalents, beginning of
 period                                  116,845   126,235    255,059
                                         --------  --------  ---------
Cash and cash equivalents, end of
 period                                 $121,931  $116,845  $ 133,715
                                         ========  ========  =========

    CONTACT: Sonus Networks
             Investor Relations:
             Jocelyn Philbrook, 978-589-8672
             jphilbrook@sonusnet.com
             Media Relations:
             Sarah McAuley, 617-894-2807
             smcauley@greenoughcom.com